FIXED INCOME                             Delaware
                                         Investments(sm)
                                         -----------------------------------
                                         A member of Lincoln Financial Group(R)

Semiannual Report 2003
--------------------------------------------------------------------------------
        Delaware Strategic Income Fund


LOGO
[GRAPHIC OMITTED] POWERED BY RESEARCH.(sm)


Table
  OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 6

Performance Summary                                             7

Financial Statements:

  Statement of Net Assets                                       8

  Statement of Assets
    and Liabilities                                            15

  Statement of Operations                                      16

  Statements of Changes
    in Net Assets                                              17

  Financial Highlights                                         18

  Notes to Financial
    Statements                                                 22


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                            Delaware Strategic Income Fund
  TO SHAREHOLDERS                                 February 10, 2003

Recap of Events
The six-month period ended January 31, 2003 represented a largely positive environment for bond investors. The driving force for the fixed-income market was the steady decline in interest rates. Prompted by a muted inflation outlook, the Federal Reserve lowered rates an additional one half percent in early November to help maintain economic growth and provide an added measure of stimulus going into the holiday shopping season.

A weak stock market, as well as geopolitical concerns, were two other positives for the fixed-income market. Investors continued to reallocate their capital to the relative safety of bonds, especially to securities issued by the U.S. government and its affiliated agencies, which offered the highest credit quality.

In fact, stocks underperformed bonds in 2002 for a third straight year, the first time that has occurred in over 20 years. Few areas of the stock market could avoid the selling pressures caused largely by investor uncertainty regarding the pace of the recovery. During the period of this report, the Dow Jones Industrial Average fell -6.74% and the Nasdaq Composite Index declined -0.55%. Despite a brief rally in late July, and another upsurge that spanned October and November, the selling pressure in stocks had the greatest impact on the stock market's performance.

The Commerce Department reported that the economic rebound that started in late 2001 continued on track during the period of this report. Yet that growth, as measured by gross domestic product (GDP), has been erratic. In the third quarter of 2002, real, or inflation-adjusted GDP growth was +4.0%. The next quarter, real GDP grew a meager +1.4%.

Likewise, investors have vacillated in their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporate outlays for new plants and equipment reached historically high levels in the 1990s and such overspending led to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the start of the new decade. We believe this retrenchment helped spark the recession of 2001. The economy's inability to bounce back, as it has in many prior post-recessionary periods, has contributed to the less-than-expected rate of growth and inhibited new hiring.

Conversely, there are many positives concerning the economy. Productivity, long held in economic theory as a determining factor in a country's standard of living, continued to show strength. There were mounting signs that the stimulus provided by the Federal Reserve appeared to be taking hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, in early January, investors monitored news reports of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the view that growth is not only in place, but has the backing of very significant macroeconomic forces.


Total Return
For the period ended January 31, 2003                        Six Months

Delaware Strategic Income Fund-- Class A Shares               +11.62%
Lipper Multi-Sector Income Funds Average (126 funds)           +8.14%
Lehman Brothers Aggregate Bond Index                           +5.05%
---------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 7. The Lipper Multi-Sector Income Funds Average represents the average return of all multi-sector bond funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. You cannot invest directly in an index.
Past performance is not a guarantee of future results.

Market Outlook
We are guardedly optimistic about the economy and the financial markets as the new year moves along. We believe that the economy will continue to expand in 2003 and ongoing growth may raise interest rates. Likewise, Washington's stimulus policy, if enacted, may cause the supply of Treasuries to increase, which might add further pressure on interest rates.

We remind investors that in a rising interest rate environment, market prices of fixed-income securities tend to decline, with shorter-term bonds usually decreasing less in value than longer-term bonds. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that, over the long term, bonds have consistently served to dampen volatility within a diversified portfolio.

Of course, concerns over the situation with Iraq have taken center stage recently. As no one knows precisely how this delicate matter will play out in the coming weeks or months, we believe it may be wise for investors to take advantage of the wait-and-see environment that has evolved of late. We suggest investors meet with their financial professionals to review their portfolios to ensure their asset allocation is still in line with their long-term goals.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,

/S/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/S/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                         Delaware Strategic Income Fund
  MANAGEMENT REVIEW                               February 10, 2003


Fund Managers

Timothy L. Rabe
Portfolio Manager
U.S. High-Yield Bonds

Paul Grillo
Senior Portfolio Manager U.S.
Investment Grade Bonds

Joanna Bates
Senior Portfolio Manager
Non-U.S. Fixed Income and Emerging Markets

Christopher A. Moth
Senior Portfolio Manager
Non-U.S. Fixed Income and Currency

The Fund's Results

Your Fund is managed with a focus on high current income, as well as total return. Our strategy is to seek these goals while providing shareholders with a high degree of diversification. Thus, we invest across three major bond sectors:
U.S. investment grade, U.S. high yield, and international. This multi-sector approach affords us the ability to seek opportunities in different fixed-income market sectors from around the globe while lessening the risks associated with a single asset class or business cycle.

The Fund gained +11.62% (Class A shares at net asset value with distributions reinvested) for the six-month period ended January 31, 2003. We attribute this performance to our rigorous management process. By comparison, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, gained just +5.05%. During the same period, the Fund's peer group, as measured by the Lipper Multi-Sector Income Funds Average, also trailed the Fund with a return of +8.14%.

During the six-month period, we enjoyed a largely bullish investment environment for bonds for several reasons. First, interest rates continued moving lower. This occurred due to a subdued outlook for inflation, as well as the continued actions of the U.S. Federal Reserve and other central banks attempting to add liquidity to expand their domestic economies. Second, a flight of capital to the fixed-income market occurred as investors sought to capture current income and protect their assets given slumping stock prices. With this trend, government-related bonds typically turned in top performances, given their very low credit risk.

Portfolio Highlights

U.S. Investment-Grade Bonds -- For the period, high-quality bonds were some of the top performers in the fixed-income market. To take advantage of a market we envisioned in which added liquidity and a flatter yield curve (a reflection of the decreasing difference in yields between shorter-term and longer-term bonds) would play themselves out, we increased the Fund's exposure to direct agency obligations, such as "Fannie Mae" bonds, as well as to U.S. Treasury bonds. Also, our belief that the economic outlook is improving prompted us to increase the portfolio's exposure to investment-grade corporate bonds.

During the period, we reduced our exposure to mortgage-backed bonds. We did this due to concerns over prepayment risk brought about by mortgage rates dipping to levels not seen since the 1960s. We also decreased our weighting in asset-backed securities given more attractive alternatives, as with the investment-grade bond sector.

U.S. High-Yield Bonds -- As investors became increasingly optimistic that the economic recovery was on track, lower-rated corporate bonds became more attractive and turned in solid performances over the period. In fact, when comparing the high-yield market of 2002 with that of 2001, the annual inflows into non-investment-grade debt rose by 10 percent. While new issuance declined in 2002 due to the conservative financial outlook by many corporations, we did notice a healthy new issue calendar in December, which helped the market finish the year on a strong note.

During the period, we gained performance from the telecommunications (telecom) sector. Despite problems in this sector over the past several years, telecom performed well during the period. The Fund benefited from such telecom holdings as Nextel Communications, AT&T Wireless Service, and Crown Castle International. Utilities - another sector that has been down-and-out - likewise experienced renewed investor interest during the period. Investors also returned to the beleaguered cable, media & wireless sector in response to improving fundamentals. In turn, the Fund benefited from price gains made by a core holding within this sector, Charter Communications Holdings. We have since liquidated this position to seek out new opportunities in the corporate bond sector.

The Fund's performance was impeded during the period because of our holdings of automobile parts suppliers. Venture Holdings defaulted on an interest payment and we sold its bonds from the portfolio. The Fund also lost ground as a result of our exposure to the food services industry. We believe these securities lost value due to declining sales and price wars among fast food chains.

Non-U.S. Bonds -- The Fund's international bond component benefited from the general decline in interest rates. This portion of the Fund gained performance from an exposure to currencies that performed well versus the declining U.S. dollar. For the period, the Salomon Smith Barney Non-U.S. World Government Index, a benchmark for this segment of the portfolio, gained +10.47%.

Our non-U.S. bond strategy continues to focus on the benefits of thorough fundamental analysis. We begin with an initial top-down country assessment, which considers nations' currencies, political environments, and accounting standards. We then screen prospective investments to determine if they meet our requirements for such concerns as yield and liquidity. Lastly, we employ a dividend discount methodology to isolate value across country borders by concentrating on future coupon payments.

As of January 31, 2003, the Fund was invested in 18 countries, excluding the United States. Our largest position was in Canada. We increased this nation's weighting in the portfolio, as a result of its rebounding economy and our perception of good value within its bond market. General strength in Canadian government securities during the period caused us to start a position in this asset class, which now represents the heaviest weighting among Canadian securities. We liquidated paper and energy producers, as with Norske Skog Canada and Nexen, while we added some diverse issuers to include Intrawest, a resorts developer and operator, and Sun Media, a top newspaper business in North America.

We maintained our bond holdings in South Africa, the Fund's third largest nation weighting. These South African bonds aided performance in two ways: they paid attractive levels of interest and rose in market value.

Outlook

Since the end of the recession in late 2001, we have enjoyed five straight quarters of positive growth in the U.S. GDP and expect continued expansion of the economy throughout 2003. On the domestic front, a prime engine for growth may be accommodative fiscal and monetary policies. Initiatives at cost cutting, along with strong business productivity, may well contribute to the continuing steady rise in corporate profitability. To some degree, the same can be said of the non-U.S. global outlook. Of course some countries have brighter outlooks than others, yet the general positive trends at work domestically will have an impact on the global economic front.

Some of the non-Treasury sectors of the U.S. bond market have started the new year with substantial yield premiums versus the Treasury sector. This is especially true of high-yield corporate bonds. If the rise in rates we discussed comes to fruition in 2003, we believe non-Treasury securities might experience less decrease in market value than their Treasury counterparts.

We will look to add to our holdings in mortgage-backed securities within the investment-grade component of the portfolio. We also expect to add to our holdings in investment-grade corporate bonds, given the improving economic outlook. Lastly, we continue to find relative value in TIPS (Treasury Inflation-Protected Securities), and will likely add to our exposure in these securities.

Though the difference, or "spread," between yields of non-investment-grade corporates and those of Treasuries has pulled back from historical levels recorded this past fall, we nonetheless believe the combination of a steadily improving economy and high-yield bonds' high levels of current income make them appealing investments moving forward. In turn, we may increase our exposure to this asset class. We remain bullish on bonds in the cable and chemical sectors. Conversely, we are cautious on high-yield bonds in the airlines and utilities sectors.

We are also expecting a further fall in the U.S. dollar, given the burdensome weight of the American trade deficit and geopolitical risks that can diminish foreign investors' interest in dollar-denominated assets. This scenario should benefit international bonds, especially from those countries whose currencies will rise relative to the dollar's decline. Given our outlook for modestly improving global economic conditions, the prospects for foreign debt will likely benefit from improving corporate balance sheets and profitability, generally accommodative monetary policies, and attempts at dealing with structural impediments to growth.

Asset Allocation
As of January 31, 2003
                                                             Percentage
Asset                                                      of Net Assets
------------------------------------------------------------------------
Foreign Bonds                                                  40.38%
------------------------------------------------------------------------
Corporate Bonds                                                31.72%
------------------------------------------------------------------------
Other                                                          10.29%
------------------------------------------------------------------------
Agency Mortgage-Backed Securities                               6.48%
------------------------------------------------------------------------
Common Stock                                                    2.48%
------------------------------------------------------------------------
Agency Obligations                                              2.28%
------------------------------------------------------------------------
U.S. Treasury Obligations                                       2.26%
------------------------------------------------------------------------
Asset Backed Securities                                         1.40%
------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                      1.21%
------------------------------------------------------------------------
Preferred Stocks                                                1.01%
------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                           0.33%
------------------------------------------------------------------------
Collateralized Mortgage Obligations                             0.14%
------------------------------------------------------------------------
Warrants                                                        0.02%
------------------------------------------------------------------------

New
  AT DELAWARE

--------------------------------------------------------------------------------
It's Tax Time                                       [GRAPHIC OMITTED]
    AGAIN                                           edelivery logo


Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.

--------------------------------------------------------------------------------

Delaware
  STRATEGIC INCOME FUND

Fund Basics
As of January 31, 2003
--------------------------------------------------------------------------------
Fund Objectives:
To seek high current income and total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$29.23 million
--------------------------------------------------------------------------------
Number of Holdings:
311
--------------------------------------------------------------------------------
Fund Start Date:
October 1, 1996
--------------------------------------------------------------------------------

Your Fund Managers:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and a MBA from Pace University. Mr. Grillo is also a CFA charterholder.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DISAX
Class B  DISBX
Class C  DISCX

Fund Performance
Average Annual Total Returns
Through January 31, 2003                        Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
Excluding Sales Charge                           +3.81%      +1.95%      +15.17%
Including Sales Charge                           +3.06%      +1.03%       +9.93%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
Excluding Sales Charge                           +3.07%      +1.19%      +14.32%
Including Sales Charge                           +3.07%      +0.99%      +10.32%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
Excluding Sales Charge                           +3.07%      +1.19%      +14.32%
Including Sales Charge                           +3.07%      +1.19%      +13.32%
--------------------------------------------------------------------------------

Delaware Strategic Income Fund invests in high-yield bonds (commonly known as "junk bonds"), which involve a greater risk than high-quality bonds. The Fund also invests in foreign bonds, which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended January 31, 2003 for Delaware Strategic Income Fund's Institutional Class were +4.11%, +2.24%, and +15.47%, respectively. The Institutional Class shares were first made available on October 1, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DISIX

Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS                                  January 31, 2003 (Unaudited)

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Agency Collateralized Mortgage Obligations - 1.21%
 Fannie Mae
  Interest Only Strip
  Series 02-16 IG
  6.00% 3/25/15                                    USD       36,500  $    3,126
  Series 03-R001 1A
  6.50% 2/13/33                                              40,000      42,369
  Series 2505 SWK
  13.512% 4/15/32                                            35,065      35,309
 Freddie Mac
  Series 02-70 QD 5.50% 6/25/26                              25,000      26,125
  Series 2302 NJ 6.50% 11/15/29                              45,000      47,061
  Series 2303 CW 8.50% 11/15/24                              36,235      37,171
  Series T-11 A6 6.50% 9/25/18                               63,809      65,461
  Series T-50 A3 2.182% 9/27/07                              20,000      19,944
 GNMA
  Series 02-61 BA 4.648% 3/16/26                             15,000      15,183
  Series 02-62 B 4.763% 1/16/25                              15,000      15,288
  Series 98-9 B 6.85% 12/20/25                               44,678      45,159
                                                                     ----------
Total Agency Collateralized
  Mortgage Obligations (cost $353,896)                                  352,196
                                                                     ----------

Agency Mortgage-Backed Securities - 6.48%
 Fannie Mae
  5.00% 2/1/18 TBA                                           55,000      56,066
  5.50% 2/1/18 to 4/1/33 TBA                                260,000     263,038
  6.00% 2/1/33 TBA                                          350,000     361,922
  6.00% 4/1/17 to 1/1/33                                    203,698     211,875
  6.50% 2/1/18 to 2/1/33 TBA                                190,000     198,244
  6.50% 10/1/32                                             124,256     129,575
  7.50% 2/1/30 to 10/1/31                                    89,254      95,085
 Freddie Mac
  5.50% 4/1/33 TBA                                           45,000      45,323
  6.00% 8/1/28 TBA                                           45,000      46,167
  6.50% 2/1/32 TBA                                          275,000     286,773
 GNMA
  6.50% 12/15/23 to 9/15/32                                 138,163     145,350
  7.50% 9/15/31                                              13,339      14,277
  9.50% 9/15/17                                              13,505      15,248
  10.00% 7/15/17                                             21,883      25,124
                                                                     ----------
Total Agency Mortgage-Backed
  Securities (cost $1,877,582)                                        1,894,067
                                                                     ----------

Agency Obligations - 2.28%
 Fannie Mae
  3.25% 11/15/07                                            115,000     115,186
  3.50% 1/28/08                                              30,000      30,158
 Fannie Mae Global
  6.375% 8/15/07                                   AUD      324,000      200,511
 Freddie Mac
  3.25% 11/15/04                                   USD      135,000     138,694
  4.50% 1/15/13                                             115,000     115,014
  6.25% 7/15/32                                              60,000      67,332
                                                                     ----------
Total Agency Obligations
(cost $629,814)                                                         666,895
                                                                     ----------

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Asset Backed Securities - 1.40%
 MBNA Credit Card Master
  Note Trust
  Series 01-A1
  5.75% 10/15/08                                   USD       60,000  $   65,265
  Series 01-C3
  6.55% 12/15/08                                             15,000      16,160
 NationsCredit Grantor Trust
  Series 97-1A 6.75% 8/15/13                                 49,615      53,305
 Peoplefirst.com Auto Receivables
  Owner Trust Series 00-2 A4
  6.43% 9/15/07                                             100,000     102,422
 Residential Asset Securities
  Series 00-KS4 AI3
  7.355% 1/25/26                                             17,262      17,308
 SLMA Student Loan Trust
  Series 02-3 A1 1.363% 7/25/06                                 692         692
  Series 97-1 A2 1.85% 1/25/10                               33,256      33,559
  Series 97-4 A2 2.03% 10/25/10                             106,759     107,752
 Sharp Interest Trust Series
  02-HE2N N 9.50% 10/25/32                                   12,214      12,149
                                                                     ----------
Total Asset Backed Securities
  (cost $400,179)                                                       408,612
                                                                     ----------
Collateralized Mortgage Obligations - 0.14%
 Credit Suisse First Boston Mortgage
  Securities Series 02-34 1A1
  7.50% 12/25/32                                             39,768      41,120
                                                                     ----------
Total Collateralized Mortgage
  Obligations (cost $41,781)                                             41,120
                                                                     ----------

Commercial Mortgage-Backed Securities - 0.33%
 Commercial Mortgage
  Series 00-C1 A1
  7.206% 9/15/08                                             86,376      95,901
                                                                     ----------
Total Commercial Mortgage-Backed
  Securities (cost $86,374)                                              95,901
                                                                     ----------

Corporate Bonds - 31.72%
 Aerospace & Defense - 0.15%
  Sequa 9.00% 8/1/09                                         45,000      43,875
                                                                     ----------
                                                                         43,875
                                                                     ----------
Automobiles & Automotive Parts - 0.75%
++Asbury Automotive Group 144A
   9.00% 6/15/12                                             25,000      22,875
  Collins & Aikman 10.75% 12/31/11                           70,000      65,800
  CSK Auto 12.00% 6/15/06                                    70,000      75,601
  DaimlerChrysler NA Holding
   4.75% 1/15/08                                             30,000      29,927
  Ford Motor 7.45% 7/16/31                                   30,000      25,453
                                                                     ----------
                                                                        219,656
                                                                     ----------

Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Corporate Bonds (continued)
Banking, Finance & Insurance - 1.82%
++AON 144A 7.375% 12/14/12                         USD       25,000   $  26,218
  Bank of Hawaii 6.875% 6/1/03                               20,000      20,322
  Bear Stearns 4.00% 1/31/08                                 15,000      14,982
  Boeing Capital 6.10% 3/1/11                                 5,000       5,191
  Citigroup 5.625% 8/27/12                                   10,000      10,553
  Credit Suisse First Boston USA
   4.625% 1/15/08                                            15,000      15,244
   5.75% 4/15/07                                              5,000       5,338
++Erac USA Finance 144A
   7.35% 6/15/08                                             20,000      22,458
  Farmers Insurance Exchange
   8.625% 5/1/24                                             15,000      11,623
  Finova Group 7.50% 11/15/09                                90,000      33,075
  General Electric Capital
   4.25% 1/28/05                                             50,000      52,211
  General Motors Acceptance
   6.875% 8/28/12                                            15,000      14,465
   7.00% 2/1/12                                               5,000       4,917
   8.00% 11/1/31                                             25,000      24,732
  Goldman Sachs 5.50% 11/15/14                               20,000      20,279
  Janus Capital 7.00% 11/1/06                                10,000      10,073
  Morgan Stanley Dean Witter
   6.60% 4/1/12                                              25,000      27,611
  National Rural Utilities
   3.875% 2/15/08                                            15,000      14,946
  PNC Funding Corporate
   7.50% 11/1/09                                             15,000      17,445
  Regions Financial
   6.375% 5/15/12                                            20,000      22,336
  Sovereign Bancorp
   10.50% 11/15/06                                           40,000      45,200
  Sprint Capital 6.875% 11/15/28                             15,000      11,700
++TIAA Global Markets 144A
   2.75% 1/13/06                                             25,000      25,056
++Zurich Capital Trust 144A
   8.376% 6/1/37                                             80,000      75,347
                                                                     ----------
                                                                        531,322
                                                                     ----------
Buildings & Materials - 0.64%
  Building Materials
   7.75% 7/15/05                                             50,000      42,438
  USX 9.375% 2/15/12                                         90,000     114,148
  Valspar 6.00% 5/1/07                                       20,000      21,085
  York International 6.625% 8/15/06                          10,000      10,623
                                                                     ----------
                                                                        188,294
                                                                     ----------
Cable, Media & Publishing - 4.67%
++Allbritton Communications 144A
   7.75% 12/15/12                                            25,000      24,875
  American Media Operation
   10.25% 5/1/09                                             90,000      96,750
  AOL Time Warner
   5.625% 5/1/05                                              5,000       5,139
   7.70% 5/1/32                                               5,000       5,277

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Corporate Bonds (continued)
Cable, Media & Publishing (continued)
  Comcast 6.50% 1/15/15                            USD       20,000  $   20,101
  CSC Holdings 8.125% 7/15/09                               175,000     170,624
++Dex Media East 144A
   12.125% 11/15/12                                          45,000      49,838
  Echostar DBS 9.375% 2/1/09                                 80,000      84,400
++Houghton Mifflin 144A
   9.875% 2/1/13                                             45,000      47,025
++Insight Midwest 144A
   9.75% 10/1/09                                            145,000     139,562
  Liberty Media
   7.75% 7/15/09                                             10,000      10,814
   8.25% 2/1/30                                              15,000      15,634
  Lodgenet Entertainment
   10.25% 12/15/06                                           80,000      78,800
  Mediacom Broadband LLC
   11.00% 7/15/13                                           120,000     125,700
  PanAmSat 8.50% 2/1/12                                      95,000      92,625
++RH Donnelley Finance 144A
   10.875% 12/15/12                                          45,000      49,725
  Scholastic 5.75% 1/15/07                                   15,000      15,990
  Time Warner 8.18% 8/15/07                                  15,000      16,721
  USA Interactive
   6.75% 11/15/05                                            10,000      10,557
   7.00% 1/15/13                                             25,000      25,688
++Vertis 144A 10.875% 6/15/09                                45,000      46,575
  Von Hoffman 10.25% 3/15/09                                 45,000      42,750
  WRC Media 12.75% 11/15/09                                  50,000      49,250
  XM Satellite Radio
   14.00% 12/31/09                                           17,946      17,946
  Young Broadcasting
   10.00% 3/1/11                                            120,000     120,900
                                                                     ----------
                                                                      1,363,266
                                                                     ----------
Chemicals - 1.49%
++FMC 144A 10.25% 11/1/09                                    50,000      53,250
  IMC Global
   6.55% 1/15/05                                             25,000      24,388
   7.625% 11/1/05                                            75,000      73,178
  Lyondell Chemical 9.50% 12/15/08                           95,000      85,975
  MacDermid 9.125% 7/15/11                                   55,000      59,400
  SOI Funding 11.25% 7/15/09                                115,000      97,750
  Solutia 6.72% 10/15/37                                     55,000      42,075
                                                                     ----------
                                                                        436,016
                                                                     ----------
Computers & Technology - 0.54%
  Amkor Technology 9.25% 5/1/06                              45,000      42,750
  Asat Finance 12.50% 11/1/06                                55,250      41,714
  ChipPac International
   12.75% 8/1/09                                             30,000      32,250
++Seagate Technology 144A
   8.00% 5/15/09                                             40,000      42,000
                                                                     ----------
                                                                        158,714
                                                                     ----------

Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Corporate Bonds (continued)
Consumer Products - 1.83%
  American Greetings 11.75% 7/15/08                USD       85,000  $   94,775
++Central Garden and Pet 144A
   9.125% 2/1/13                                            145,000     150,075
++Fortune Brands 144A
   7.125% 11/1/04                                            15,000      16,214
  Maytag 6.875% 12/1/06                                      15,000      16,462
  Salton 12.25% 4/15/08                                     100,000      99,500
  Sealy Mattress
   10.875% 12/15/07                                          30,000      30,750
  Service International
   6.30% 3/15/03                                            125,000     125,625
                                                                     ----------
                                                                        533,401
                                                                     ----------
Consumer Services - 0.11%
++Brickman 144A 11.75% 12/15/09                              30,000      32,213
                                                                     ----------
                                                                         32,213
                                                                     ----------
Electronics & Electrical Equipment - 1.00%
++AMI Semiconductor 144A
   10.75% 2/1/13                                             65,000      65,000
  Avnet 9.75% 2/15/08                                        60,000      60,000
  Johnson Controls 5.00% 11/15/06                             5,000       5,262
++Sanmina - SCI 144A
   10.375% 1/15/10                                          140,000     146,301
  Textron 6.375% 11/15/08                                    15,000      16,586
                                                                     ----------
                                                                        293,149
                                                                     ----------
Energy - 3.01%
  Amerada Hess 7.30% 8/15/31                                 20,000      21,056
  Colorado Interstate Gas
   10.00% 6/15/05                                            25,000      25,725
  El Paso 7.00% 5/15/11                                      65,000      50,137
++El Paso Energy Partners 144A
   10.625% 12/1/12                                           50,000      53,750
++El Paso Natural Gas 144A
   8.375% 6/15/32                                             5,000       4,112
++Hanover Equipment Trust 144A
   8.50% 9/1/08                                              60,000      57,000
  Kinder Morgan Energy Partners
   8.00% 3/15/05                                             30,000      33,082
  Marathon Oil 5.375% 6/1/07                                 20,000      21,012
  Nabors Industries
   5.375% 8/15/12                                             5,000       5,131
   6.80% 4/15/04                                             15,000      15,757
  National Fuel Gas 7.30% 2/18/03                            15,000      15,028
  Northern Border Pipeline
   6.25% 5/1/07                                              15,000      15,862
  Oneok 7.75% 8/15/06                                        20,000      21,970
  Premcor Refining Group
   9.50% 2/1/13                                             145,000     146,087
  Tennessee Gas Pipeline
   8.375% 6/15/32                                           100,000      90,272
  Transcontinental Gas Pipeline
   6.125% 1/15/05                                            35,000      34,300
 ++144A 8.875% 7/15/12                                       50,000      52,250

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Corporate Bonds (continued)
Energy (continued)
  Transocean 6.75% 4/15/05                         USD       25,000  $   26,918
  Valero Energy 6.125% 4/15/07                               15,000      15,432
  Western Atlas 7.875% 6/15/04                               15,000      16,075
++Westport Resource 144A
   8.25% 11/1/11                                             30,000      31,800
  Williams
   6.625% 11/15/04                                           35,000      29,050
   Series A 7.50% 1/15/31                                    35,000      24,500
++Williams Gas Pipelines Central 144A
   7.375% 11/15/06                                           75,000      73,500
                                                                     ----------
                                                                        879,806
                                                                     ----------
Environmental Services - 0.55%
++Casella Waste Systems 144A
   9.75% 2/1/13                                              65,000      66,625
  IESI 10.25% 6/15/12                                        95,000      93,575
                                                                     ----------
                                                                        160,200
                                                                     ----------
Food, Beverage & Tobacco - 1.80%
  B&G Foods 9.625% 8/1/07                                   110,000     113,026
 +Big V Supermarkets 11.00% 2/15/04                         312,078      17,164
  DiGiorgio 10.00% 6/15/07                                   95,000      94,525
  Fleming 10.125% 4/1/08                                     35,000      25,025
  Ingles Markets 8.875% 12/1/11                              85,000      78,625
  National Wine & Spirits
   10.125% 1/15/09                                           95,000      87,875
  Perkins Family Restaurants
   10.125% 12/15/07                                          85,000      77,031
  UST
   6.625% 7/15/12                                            15,000      16,339
   8.80% 3/15/05                                             15,000      16,664
                                                                     ----------
                                                                        526,274
                                                                     ----------
Healthcare & Pharmaceuticals - 0.44%
  Concentra Operating
   13.00% 8/15/09                                            40,000      41,200
  Healthsouth 6.875% 6/15/05                                 95,000      86,925
                                                                     ----------
                                                                        128,125
                                                                     ----------
Home Builders - 0.67%
  DR Horton 9.75% 9/15/10                                    70,000      73,850
  Technical Olympic USA
   10.375% 7/1/12                                           130,000     120,575
                                                                     ----------
                                                                        194,425
                                                                     ----------
Leisure, Lodging & Entertainment - 2.40%
  Alliance Gaming 10.00% 8/1/07                              85,000      89,038
  Circus & Eldorado Joint Venture
   10.125% 3/1/12                                            95,000      92,150
  Extended Stay America
   9.875% 6/15/11                                            30,000      30,075
  Herbst Gaming 10.75% 9/1/08                                15,000      15,900
  Host Marriott REIT 9.25% 10/1/07                           65,000      64,269
  Mandalay Resort
   9.375% 2/15/10                                            40,000      42,700


Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Corporate Bonds (continued)
Leisure, Lodging and Entertainment (continued)
  Meristar Hospitality Operating
   Partnership REIT 10.50% 6/15/09                 USD       65,000  $   56,875
  Penn National Gaming
   11.125% 3/1/08                                            90,000      98,999
  Regal Cinemas 9.375% 2/1/12                                90,000      95,175
  Six Flags 9.75% 6/15/07                                    65,000      63,050
++Turning Stone Casino Resort
  Enterprise 144A
   9.125% 12/15/10                                           50,000      51,750
                                                                     ----------
                                                                        699,981
                                                                     ----------
Metals & Mining - 0.46%
  Jorgensen Earle M.
   9.75% 6/1/12                                              35,000      35,875
  Newmont Mining 8.625% 5/15/11                              10,000      11,582
  Oregon Steel Mills 10.00% 7/15/09                          90,000      86,400
                                                                     ----------
                                                                        133,857
                                                                     ----------
Packaging & Containers - 0.75%
  AEP Industries 9.875% 11/15/07                             60,000      54,300
++Anchor Glass Container 144A
   11.00% 2/15/13                                            21,000      21,000
++Bway 144A 10.00% 10/15/10                                  50,000      52,750
  Portola Packaging
   10.75% 10/1/05                                            55,000      56,375
  Radnor Holdings
   10.00% 12/1/03                                            40,000      35,100
                                                                     ----------
                                                                        219,525
                                                                     ----------
Paper & Forest Products - 0.55%
  Fort James 6.625% 9/15/04                                  15,000      14,925
  Georgia-Pacific
   9.375% 2/1/13                                             40,000      40,000
   9.50% 5/15/22                                            120,000     106,800
                                                                     ----------
                                                                        161,725
                                                                     ----------
Real Estate - 0.55%
  Senior Housing Properties Trust
   8.625% 1/15/12                                            95,000      95,000
  Tanger Properties 9.125% 2/15/08                           65,000      66,092
                                                                     ----------
                                                                        161,092
                                                                     ----------
Retail - 1.65%
  Delhaize America 9.00% 4/15/31                              5,000       4,664
  Lowe's Companies 7.50% 12/15/05                            25,000      28,314
  Office Depot 10.00% 7/15/08                                85,000      96,793
  Petco Animal Supplies 10.75% 11/1/11                       85,000      95,412
  Remington Arms 10.50% 2/1/11                              125,000     130,937
  Saks 7.25% 12/1/04                                         75,000      76,313
  Wendy's International
   6.20% 6/15/14                                             15,000      16,470
   6.25% 11/15/11                                            30,000      32,736
                                                                     ----------
                                                                        481,639
                                                                     ----------


                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Corporate Bonds (continued)
Telecommunications - 1.74%
  AT&T Corporate 6.50% 11/15/06                    USD       20,000  $   21,270
  AT&T Wireless Service
   7.875% 3/1/11                                              5,000       5,184
   8.125% 5/1/12                                            110,000     114,623
  Citizens Communications
   6.375% 8/15/04                                            20,000      20,807
  Crown Castle International
   10.625% 11/15/07                                          50,000      43,875
   10.75% 8/1/11                                             50,000      43,000
  Nextel Communications
   9.375% 11/15/09                                           45,000      43,538
   10.65% 9/15/07                                            50,000      50,250
  Northern Telecom Capital
   7.40% 6/15/06                                             65,000      54,925
  Qwest
   7.20% 11/1/04                                             35,000      34,563
  ++144A 8.875% 3/15/12                                      25,000      26,000
  ++Qwest Services 144A 13.50% 1/1/08                        30,000      31,650
  Sprint Capital 6.375% 5/1/09                                5,000       4,425
  Verizon Wireless
   5.375% 12/15/06                                           15,000      15,771
                                                                     ----------
                                                                        509,881
                                                                     ----------
Transportation & Shipping - 0.84%
  American Airlines 6.817% 5/23/11                           25,000      20,750
  Delta Air Lines 7.299% 9/18/06                             20,000      15,984
  Horbeck-LeeVac Offshore Services
   10.625% 8/1/08                                            60,000      63,600
  Kansas City Southern Railway
   9.50% 10/1/08                                             85,000      93,606
++Stena AB 144A 9.625% 12/1/12                               50,000      51,875
                                                                     ----------
                                                                        245,815
                                                                     ----------
Utilities - 3.31%
  Avista
   7.75% 1/1/07                                              25,000      26,116
   9.75% 6/1/08                                             100,000     102,877
  Calpine 10.50% 5/15/06                                     85,000      44,625
  Carolina Power & Light
   6.50% 7/15/12                                              5,000       5,517
  CMS Energy 9.875% 10/15/07                                 45,000      40,544
  Consumers Energy
   6.00% 3/15/05                                             15,000      14,864
   6.20% 5/1/08                                              50,000      50,117
  Detroit Edison 5.05% 10/1/05                               15,000      15,827
  Florida Power 8.00% 12/1/22                                20,000      20,862
++Illinois Power 144A
   11.50% 12/15/10                                           45,000      44,775
  Limestone Electron Trust
   8.625% 3/15/03                                            30,000      29,606
  Midland Funding II 11.75% 7/23/05                         150,000     157,572


Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Corporate Bonds (continued)
Utilities (continued)
  Mirant Americas Generation
   7.625% 5/1/06                                   USD       40,000  $   25,400
   8.30% 5/1/11                                              65,000      39,325
  National Waterworks
   10.50% 12/1/12                                            50,000      53,375
++Nevada Power 144A
   10.875% 10/15/09                                         120,000     125,400
++Northern State Power 144A
   8.00% 8/28/12                                             10,000      11,552
  Oncor Electric Delivery
   7.25% 1/15/33                                             15,000      15,322
  Orion Power Holdings
   12.00% 5/1/10                                             45,000      40,725
++Public Service Co. of Colorado 144A
   7.875% 10/1/12                                            15,000      17,090
  Sempra Energy
   6.00% 2/1/13                                              10,000      10,048
   6.80% 7/1/04                                              10,000      10,445
  Southern Capital Funding
   5.30% 2/1/07                                              20,000      21,013
  Xcel Energy 7.00% 12/1/10                                  50,000      45,250
                                                                     ----------
                                                                        968,247
                                                                     ----------
Total Corporate Bonds
  (cost $9,546,371)                                                   9,270,498
                                                                     ----------
Foreign Bonds - 40.38%
Australia - 2.43%
  Apache Finance Property
   7.00% 3/15/09                                   USD       20,000      22,782
  Newmont Yandal Operations
   8.875% 4/1/08                                             75,000      75,000
  Queensland Treasury
   6.00% 6/14/11                                   AUD    1,000,000     612,215
                                                                     ----------
                                                                        709,997
                                                                     ----------
Austria - 2.36%
  Bank of Austria
   10.875% 11/17/04                                         780,000     500,134
  Republic of Austria
   7.25% 5/3/07                                    DEM      300,000     189,004
                                                                     ----------
                                                                        689,138
                                                                     ----------
Belgium - 1.22%
  Belgium Government
   5.50% 9/28/17                                   EUR      300,000     356,670
                                                                     ----------
                                                                        356,670
                                                                     ----------
Brazil - 0.01%
  Brazil Notes 2.625% 4/15/12                      USD        5,000       2,879
                                                                     ----------
                                                                          2,879
                                                                     ----------

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)
Foreign Bonds (continued)
Canada - 6.27%
  Ainsworth Lumber 12.50%
   7/15/07                                         USD       80,000  $   84,500
  Alcan 7.25% 3/15/31                                        25,000      29,896
  Calpine Canada Energy Finance
   8.50% 5/1/08                                             100,000      47,000
  Canada Government
   4.50% 9/1/07                                    CAD      520,000     343,079
   5.25% 6/1/12                                             480,000     319,352
  CP Ships Limited
   10.375% 7/15/12                                 USD       55,000      58,025
  Fairfax Financial Holdings
   7.75% 12/15/03                                           145,000     136,450
  Great Lakes Power 9.00% 8/1/04                             10,000      10,569
  Intrawest 10.50% 2/1/10                                    35,000      36,750
  Nortel Networks 6.125% 2/15/06                             30,000      25,800
  Ontario Province 6.25% 12/3/08                   NZD      740,000     406,711
  Rogers Cablesystems
   10.00% 3/15/05                                  USD      170,000     179,350
++Sun Media 144A 7.625% 2/15/13                              35,000      35,438
  Thomson 5.75% 2/1/08                                       20,000      21,449
  Western Oil Sands 8.375% 5/1/12                            95,000      96,900
                                                                     ----------
                                                                      1,831,269
                                                                     ----------
Chile - 0.09%
  Republic of Chile 5.125% 7/25/05                 EUR       25,000      27,631
                                                                     ----------
                                                                         27,631
                                                                     ----------
France - 1.95%
  France Government Bond O.A.T.
   5.50% 4/25/10                                            460,000     546,895
  France Telecom 8.50% 3/1/31                      USD       20,000      24,392
                                                                     ----------
                                                                        571,287
                                                                     ----------
Germany - 1.26%
  Deutschland Republic
   4.75% 7/4/28                                    EUR      340,000     367,837
                                                                     ----------
                                                                        367,837
                                                                     ----------
Greece - 1.60%
  Hellenic Republic
   8.60% 3/26/08                                            205,429     273,506
   8.70% 4/8/05                                             160,000     195,226
                                                                     ----------
                                                                        468,732
                                                                     ----------
Ireland - 0.29%
++MDP Acquisitions 144A
   9.625% 10/1/12                                  USD       80,000      83,200
                                                                     ----------
                                                                         83,200
                                                                     ----------
Italy - 1.24%
  Republic of Italy 5.75% 7/25/16                  EUR      300,000     362,724
                                                                     ----------
                                                                        362,724
                                                                     ----------


Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Foreign Bonds (continued)
Mexico - 2.34%
  United Mexican States
   6.375% 1/16/13                                  USD       25,000  $   24,488
   8.30% 8/15/31                                             15,000      15,360
  United Mexican States Global
   7.375% 3/13/08                                  EUR      250,000     285,076
   8.25% 2/24/09                                   DEM      600,000     358,659
                                                                     ----------
                                                                        683,583
                                                                     ----------
New Zealand - 0.24%
  New Zealand Government
   6.00% 11/15/11                                  NZD      130,000      70,912
                                                                     ----------
                                                                         70,912
                                                                     ----------
Poland - 1.39%
  Poland Government
   12.00% 10/12/03                                 PLZ    1,500,000     407,063
                                                                     ----------
                                                                        407,063
                                                                     ----------
Singapore - 0.15%
++Singapore Telecom 144A
   6.375% 12/1/11                                  USD       15,000      16,134
   7.375% 12/1/31                                            25,000      27,971
                                                                     ----------
                                                                         44,105
                                                                     ----------
South Africa - 4.80%
  Escom 11.00% 6/1/08                              ZAR    4,500,000     522,686
  Republic of South Africa
   12.50% 12/21/06                                        2,000,000     243,256
   Series 153 13.00% 8/31/10                              2,500,000     335,760
  Transnet 16.50% 4/1/10                                  2,000,000     300,194
                                                                     ----------
                                                                      1,401,896
                                                                     ----------
Spain - 1.91%
  Spanish Government
   5.15% 7/30/09                                   EUR      480,000     559,222
                                                                     ----------
                                                                        559,222
                                                                     ----------
Supranational - 4.10%
  International Bank Reconstruction &
   Development 5.50% 11/3/08                       NZD    1,200,000     638,121
  International Finance
   6.75% 7/15/09                                          1,000,000     559,665
                                                                     ----------
                                                                      1,197,786
                                                                     ----------
Sweden - 4.88%
  Swedish Government
   6.75% 5/5/14                                    SEK    3,300,000     452,811
   8.00% 8/15/07                                          7,200,000     970,679
                                                                     ----------
                                                                      1,423,490
                                                                     ----------
United Kingdom - 1.85%
  Halifax 5.625% 7/23/07                           DEM      900,000     529,313
  XL Capital Europe 6.50% 1/15/12                  USD       10,000      10,844
                                                                     ----------
                                                                        540,157
                                                                     ----------
Total Foreign Bonds
  (cost $11,245,608)                                                 11,799,578
                                                                     ----------

                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

U.S. Treasury Obligations - 2.26%
  U.S. Treasury Bond
   1.75% 12/31/04                                  USD       15,000  $   15,025
   5.375% 2/15/31                                           270,000     291,694
 **8.125% 8/15/19                                            90,000     124,383
  U.S. Treasury Inflation Index Notes
   3.00% 7/15/12                                             75,626      81,097
   3.375% 4/15/32                                            20,428      23,665
   3.625% 1/15/08                                            67,333      74,056
  U.S. Treasury Notes
   2.00% 11/30/04                                            10,000      10,069
   4.00% 11/15/12                                            40,000      40,081
                                                                     ----------
Total U.S. Treasury Obligations
(cost $635,261)                                                         660,070
                                                                     ----------
                                                            Number of
                                                             Shares
Common Stock - 2.48%
   Developers Diversified Realty                              6,000     134,520
   Healthcare Realty Trust                                    5,700     160,341
***Host Marriott                                             14,000     114,100
   Lasalle Hotel Properties                                     100       1,301
   Macerich                                                   3,600     106,920
   Meristar Hospitality                                       3,600      20,520
   ProLogis                                                   4,600     114,310
   Ramco-Gershenson Properties                                3,700      73,926
                                                                     ----------
Total Common Stock (cost $747,663)                                      725,938
                                                                     ----------
Preferred Stocks - 1.01%
   Centaur Funding 9.08%                                         30      30,769
   Crescent Real Estate 9.25%                                 1,500      38,625
   Host Marriott 10.00%                                       3,300      83,490
   Intermedia Communications
    PIK 13.50%                                                    1         103
   LaSalle Hotel Properties
    10.25%                                                    5,300     142,834
                                                                     ----------
Total Preferred Stocks
  (cost $281,666)                                                       295,821
                                                                     ----------
Warrants - 0.02%
***Solutia                                                      130           1
***XM Satellite Radio                                         2,550       6,150
                                                                     ----------
Total Warrants (cost $17,209)                                             6,151
                                                                     ----------



Statement                                        Delaware Strategic Income Fund
  OF NET ASSETS (CONTINUED)



                                                          Principal      Market
                                                           Amount*    Value (U.S.$)

Repurchase Agreements - 13.02%
  With BNP Paribas 1.26% 2/3/03
   (dated 1/31/03, collateralized by
   $1,515,200 U.S. Treasury Bills
   due 7/24/03, market
   value $1,507,005)                               USD   1,477,200  $ 1,477,200
  With J. P. Morgan Securities
   1.25% 2/3/03 (dated 1/31/03,
   collateralized by $771,800
   U.S. Treasury Notes 7.875%
   due 11/15/04, market
   value $869,283)                                         851,600      851,600
  With UBS Warburg 1.27% 2/3/03
   (dated 1/31/03, collateralized
   by $1,475,400 U.S. Treasury
   Notes 4.625% due 2/28/03,
   market value $1,507,476)                              1,477,200    1,477,200
                                                                    -----------
Total Repurchase Agreements
  (cost $3,806,000)                                                   3,806,000
                                                                    -----------

Total Market Value of Securities - 102.73%
  (cost $29,669,404)                                                 30,022,847
Liabilities Net of Receivables and
  Other Assets - (2.73%)                                               (797,018)
                                                                    -----------
Net Assets Applicable to 7,162,623
  Shares Outstanding - 100.00%                                      $29,225,829
                                                                    ===========

Net Asset Value - Delaware Strategic
  Income Fund Class A
  ($10,346,596 / 2,534,158 Shares)                                        $4.08
                                                                       --------
Net Asset Value - Delaware Strategic
  Income Fund Class B
  ($12,681,237 / 3,108,574 Shares)                                        $4.08
                                                                          -----
Net Asset Value - Delaware Strategic
  Income Fund Class C
  ($3,127,730 / 766,689 Shares)                                           $4.08
                                                                          -----
Net Asset Value - Delaware Strategic
  Income Fund Institutional Class
  ($3,070,266 / 753,202 Shares)                                           $4.08
                                                                          -----

Components of Net Assets at January 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $40,730,685
Distributions in excess of net
  investment income(a)                                                 (303,477)
Accumulated net realized loss
  on investments                                                    (11,862,836)
Net unrealized depreciation of investments
  and foreign currencies                                                661,457
                                                                    -----------
Total net assets                                                    $29,225,829
                                                                    ===========

Summary of Abbreviations:
GNMA - Government National Mortgage Association
PIK - Pay-in-kind
REIT - Real Estate Investment Trust
SLMA - Student Loan Marketing Association
TBA - To be announced

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Mark
EUR - European Monetary Unit
NZD - New Zealand Dollar
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar
ZAR - South African Rand

  *Principal amount is stated in the currency in which each bond is denominated. **Fully or partially pledged as collateral for financial futures contracts.
***Non-income producing security for the period ended January 31, 2002.
  +Non-income producing security. Security is currently in default.
 ++Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 11 in "Notes to Financial Statements."
(a)Distributions in excess of net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.


Net Asset Value and Offering Price per Share -
  Delaware Strategic Income Fund
Net asset value Class A (A)                                     $4.08
Sales charge (4.50% of offering price, or 4.66% of
  the amount invested per share) (B)                             0.19
                                                                -----
Offering price                                                  $4.27
                                                                =====


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                         Delaware Strategic Income Fund
  OF ASSETS AND LIABILITIES                       January 31, 2003 (Unaudited)



Assets:
 Investments at market (cost $29,669,404)                $30,022,847
 Receivable for securities sold                            1,014,808
 Dividends and interest receivable                           539,659
 Subscriptions receivable                                    220,008
 Cash                                                         51,885
 Receivable from DMC                                          13,699
 Marked to market of futures                                     573
                                                         -----------
 Total assets                                             31,863,479
                                                         -----------

Liabilities:
 Payable for securities purchased                          2,433,363
 Liquidations payable                                        119,001
 Other accounts payable and accrued expenses                  85,286
                                                         -----------
 Total liabilities                                         2,637,650
                                                         -----------

Total Net Assets                                         $29,225,829
                                                         ===========

See accompanying notes


Statement                              Delaware Strategic Income Fund
  OF OPERATIONS                        Period Ended January 31, 2003 (Unaudited)


Investment Income:
  Interest                                                         $957,475
  Dividends                                                          29,092       $  986,567
                                                                   --------       ----------

Expenses:
  Management fees                                                    87,947
  Dividend disbursing and transfer agent fees
   and expenses                                                      81,030
  Distribution expense-- Class A                                     11,629
  Distribution expense-- Class B                                     60,504
  Distribution expense-- Class C                                     15,533
  Reports and statements to shareholders                             28,494
  Registration fees                                                  26,773
  Professional fees                                                   7,050
  Accounting and administration fees                                  6,113
  Custodian fees                                                      4,696
  Trustees' fees                                                      1,092
  Other                                                               5,104          335,965
                                                                   --------
  Less expenses absorbed or waived                                                  (146,540)
  Less expenses paid indirectly                                                         (365)
                                                                                  ----------
  Total expenses                                                                     189,060
                                                                                  ----------
Net Investment Income                                                                797,507
                                                                                  ----------

Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currencies:
  Net realized gain (loss) on:
  Investments                                                                          1,287
  Options written                                                                     15,588
  Futures contracts                                                                  (54,582)
  Foreign currencies                                                                 (14,854)
  Swap agreements                                                                      8,256
                                                                                  ----------
  Net realized loss                                                                  (44,305)
  Net change in unrealized appreciation/depreciation of investments
   and foreign currencies                                                          2,177,646
                                                                                  ----------
Net Realized and Unrealized Gain on Investments                                    2,133,341
                                                                                  ----------

Net Increase in Net Assets Resulting from Operations                              $2,930,848
                                                                                  ==========

See accompanying notes

Statements                                        Delaware Strategic Income Fund
  OF CHANGES IN NET ASSETS




                                                                                 Year Ended
                                                                        1/31/03               7/31/02
                                                                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                              $   797,507            $ 1,668,104
  Net realized loss on investments and foreign currencies                (44,305)            (1,165,130)
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                  2,177,646                621,032
                                                                     -----------            -----------
  Net increase in net assets resulting from operations                 2,930,848              1,124,006
                                                                     -----------            -----------

Dividend and Distributions to Shareholders from:
  Net investment income:
   Class A                                                              (283,685)              (347,032)
   Class B                                                              (325,812)              (387,681)
   Class C                                                               (83,395)              (102,168)
   Institutional Class                                                   (80,892)               (66,444)

  Return of capital
   Class A                                                                    --               (338,054)
   Class B                                                                    --               (377,652)
   Class C                                                                    --                (99,524)
   Institutional Class                                                        --                (64,726)
                                                                     -----------            -----------
                                                                        (773,784)            (1,783,281)
                                                                     -----------            -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                             1,656,734              1,143,839
   Class B                                                             1,191,754              1,519,320
   Class C                                                               344,475                695,365
   Institutional Class                                                   789,029                969,847

  Net asset value of shares issued upon reinvestment of
   dividends and distributions:
   Class A                                                               187,399                454,394
   Class B                                                               174,351                388,535
   Class C                                                                55,559                132,561
   Institutional Class                                                    80,892                131,170
                                                                     -----------            -----------
                                                                       4,480,193              5,435,031
                                                                     -----------            -----------
  Cost of shares repurchased:
   Class A                                                            (1,177,034)            (2,913,651)
   Class B                                                            (1,470,056)            (2,504,551)
   Class C                                                              (604,786)              (929,681)
   Institutional Class                                                  (288,633)              (262,378)
                                                                     -----------            -----------
                                                                      (3,540,509)            (6,610,261)
                                                                     -----------            -----------
  Increase (decrease) in net assets derived from
   capital share transactions                                            939,684             (1,175,230)
                                                                     -----------            -----------
  Net Increase (Decrease) in Net Assets                                3,096,748             (1,834,505)

Net Assets:
  Beginning of period                                                 26,129,081             27,963,586
                                                                     -----------            -----------
  End of period                                                      $29,225,829            $26,129,081
                                                                     ===========            ===========

See accompanying notes


Financial
HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Strategic Income Fund Class A
                                                                Period
                                                                Ended                             Year Ended
                                                              1/31/03(4)  7/31/02(1)    7/31/01      7/31/00      7/31/99   7/31/98
                                                             (Unaudited)

Net asset value, beginning of period                           $3.770      $3.870       $4.320      $4.860       $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                        0.123       0.253        0.327       0.413        0.462       0.444
Net realized and unrealized gain (loss) on
 investments and foreign currencies                             0.307      (0.083)      (0.407)     (0.540)      (0.607)     (0.104)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.430       0.170       (0.080)     (0.127)      (0.145)      0.340
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
From net investment income                                     (0.120)     (0.137)      (0.201)     (0.356)      (0.440)     (0.440)
In excess of net investment income                                 --          --       (0.060)     (0.057)          --          --
From net realized gain on investments                              --          --           --          --       (0.035)     (0.120)
Return of capital                                                  --      (0.133)      (0.109)         --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.120)     (0.270)      (0.370)     (0.413)      (0.475)     (0.560)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $4.080      $3.770       $3.870      $4.320       $4.860      $5.480
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                11.62%       4.54%       (1.85%)     (2.67%)      (2.77%)      6.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,347      $8,932      $10,488     $12,238      $18,757     $17,871
Ratio of expenses to average net assets                         1.00%       1.00%        1.00%       1.00%        1.00%       1.00%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.08%       1.84%        1.99%       1.75%        1.55%       1.73%
Ratio of net investment income to average net assets            6.29%       6.60%        8.06%       9.20%        8.97%       7.93%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                5.21%       5.76%        7.07%       8.45%        8.42%       7.20%
Portfolio turnover                                               335%        349%         200%        127%         156%        175%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage-and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Strategic Income Fund Class B
                                                                Period
                                                                Ended                             Year Ended
                                                              1/31/03(4)  7/31/02(1)     7/31/01     7/31/00     7/31/99     7/31/98
                                                             (Unaudited)

Net asset value, beginning of period                           $3.770      $3.860       $4.320      $4.860       $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                        0.109       0.224        0.297       0.378        0.424       0.402
Net realized and unrealized gain (loss) on
 investments and foreign currencies                             0.307      (0.073)      (0.418)     (0.540)      (0.607)     (0.100)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.416       0.151       (0.121)     (0.162)      (0.183)      0.302
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
From net investment income                                     (0.106)     (0.122)      (0.184)     (0.325)      (0.402)     (0.402)
In excess of net investment income                                 --          --       (0.055)     (0.053)          --          --
From net realized gain on investments                              --          --           --          --       (0.035)     (0.120)
Return of capital                                                  --      (0.119)      (0.100)         --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.106)     (0.241)      (0.339)     (0.378)      (0.437)     (0.522)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $4.080      $3.770       $3.860      $4.320       $4.860      $5.480
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 11.21%       4.03%       (2.61%)     (3.63%)      (3.31%)      5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $12,681     $11,827      $12,718     $14,184      $19,318     $15,602
Ratio of expenses to average net assets                         1.75%       1.75%        1.75%       1.75%        1.75%       1.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.83%       2.59%        2.74%       2.50%        2.30%       2.48%
Ratio of net investment income to average net assets            5.54%       5.85%        7.31%       8.45%        8.22%       7.18%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                4.46%       5.01%        6.32%       7.70%        7.67%       6.45%
Portfolio turnover                                               335%        349%         200%        127%         156%        175%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage-and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Strategic Income Fund Class C
                                                                Period
                                                                Ended                             Year Ended
                                                              1/31/03(4)  7/31/02(1)    7/31/01     7/31/00     7/31/99     7/31/98
                                                             (Unaudited)

Net asset value, beginning of period                           $3.770      $3.860       $4.320      $4.860       $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                        0.109       0.224        0.297       0.378        0.424       0.402
Net realized and unrealized gain (loss) on
 investments and foreign currencies                             0.307      (0.073)      (0.418)     (0.540)      (0.607)     (0.100)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.416       0.151       (0.121)     (0.162)      (0.183)      0.302
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
From net investment income                                     (0.106)     (0.122)      (0.184)     (0.325)      (0.402)     (0.402)
In excess of net investment income                                 --          --       (0.055)     (0.053)          --          --
From net realized gain on investments                              --          --           --          --       (0.035)     (0.120)
Return of capital                                                  --      (0.119)      (0.100)         --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.106)     (0.241)      (0.339)     (0.378)      (0.437)     (0.522)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $4.080      $3.770       $3.860      $4.320       $4.860      $5.480
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                11.21%       4.03%       (2.84%)     (3.41%)      (3.32%)      5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,128      $3,086       $3,265      $4,402       $6,548      $5,276
Ratio of expenses to average net assets                         1.75%       1.75%        1.75%       1.75%        1.75%       1.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.83%       2.59%        2.74%       2.50%        2.30%       2.48%
Ratio of net investment income to average net assets            5.54%       5.85%        7.31%       8.45%        8.22%       7.18%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                4.46%       5.01%        6.32%       7.70%        7.67%       6.45%
Portfolio turnover                                               335%        349%         200%        127%         156%        175%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage-and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Strategic Income Fund Institutional Class
                                                                Period
                                                                Ended                             Year Ended
                                                              1/31/03(4)  7/31/02(1)    7/31/01     7/31/00     7/31/99     7/31/98
                                                             (Unaudited)

Net asset value, beginning of period                           $3.770      $3.860       $4.310      $4.850       $5.470      $5.700

Income (loss) from investment operations:
Net investment income(2)                                        0.128       0.263        0.338       0.424        0.475       0.458
Net realized and unrealized gain (loss) on
 investments and foreign currencies                             0.307      (0.073)      (0.408)     (0.540)      (0.603)     (0.111)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.435       0.190       (0.070)     (0.116)      (0.128)      0.347
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
From net investment income                                     (0.125)     (0.142)      (0.207)     (0.365)      (0.457)     (0.457)
In excess of net investment income                                 --          --       (0.062)     (0.059)          --          --
From net realized gain on investments                              --          --           --          --       (0.035)     (0.120)
Return of capital                                                  --      (0.138)      (0.111)         --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.125)     (0.280)      (0.380)     (0.424)      (0.492)     (0.577)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $4.080      $3.770       $3.860      $4.310       $4.850      $5.470
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 11.76%       5.08%       (1.61%)     (2.45%)      (2.46%)      6.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,070      $2,284       $1,493      $1,044       $4,350      $3,764
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.75%        0.75%       0.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.83%       1.59%        1.74%       1.50%        1.30%       1.48%
Ratio of net investment income to average net assets            6.54%       6.85%        8.31%       9.45%        9.22%       8.18%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                5.46%       6.01%        7.32%       8.70%        8.67%       7.45%
Portfolio turnover                                               335%        349%         200%        127%         156%        175%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage-and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the managers. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Notes                                             Delaware Strategic Income Fund
  TO FINANCIAL STATEMENTS                         January 31, 2003 (Unaudited)


Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.


Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $325 for the period ended January 31, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2003 were approximately $40. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                            Delaware Strategic Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to one third of its investment management fees. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through March 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of Class A shares' average daily net assets through March 31, 2003. No distribution expenses are paid by Institutional Class shares.

At January 31, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $(2,064)
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                       (12,648)
Other expenses payable to DMC and affiliates               (3,782)


For the period ended January 31, 2003, DDLP earned $3,652 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2003, the Fund made purchases of $38,561,856 and sales of $38,520,295 of investment securities other than U.S. government securities and short-term investments. At January 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2003, the cost of investments was $29,669,404. At January 31, 2003, the net unrealized appreciation was $353,443 of which $1,562,980 related to unrealized appreciation of investments and $(1,209,537) related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                             Year Ended
                                                      7/31/02           7/31/01
Ordinary Income                                     $  903,325        $1,795,360
Return of capital                                      879,956           747,301
                                                    ----------        ----------
Total                                               $1,783,281        $2,542,661
                                                    ==========        ==========

As of July 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                        $39,791,001
Capital loss carryforwards                                           (10,993,286)
Post-October losses                                                     (445,423)
Post-October currency losses                                            (355,161)
Unrealized depreciation of investments
 and foreign currencies                                               (1,868,050)
                                                                     -----------
Net assets                                                           $26,129,081
                                                                     ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,111,328 expires in 2008, $4,750,913 expires in 2009 and $2,131,045 expires in 2010.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Period Ended     Year Ended
                                                       1/31/03          7/31/02
Shares sold:
  Class A                                              422,517           298,073
  Class B                                              304,395           397,322
  Class C                                               88,304           182,237
  Institutional Class                                  200,812           254,129

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                               48,377           119,085
  Class B                                               45,023           101,856
  Class C                                               14,345            34,755
  Institutional Class                                   20,899            34,423
                                                    ----------       -----------
                                                     1,144,672         1,421,880
                                                    ----------       -----------
Shares repurchased:
  Class A                                             (305,071)         (762,243)
  Class B                                             (378,951)         (653,489)
  Class C                                             (154,895)         (243,111)
  Institutional Class                                  (75,112)          (68,591)
                                                    ----------       -----------
                                                      (914,029)       (1,727,434)
                                                    ----------       ----------
Net increase (decrease)                                230,643          (305,554)
                                                    ==========       ===========

Notes                                             Delaware Strategic Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


5. Capital Shares (continued)
For the period ended January 31, 2003 and the year ended July 31, 2002, 361 Class B shares were converted to 361 Class A shares valued at $1,429 and 795 Class B shares were converted to 795 Class A Shares valued at $3,076, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of January 31, 2003, or at any time during the period.

7. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at January 31, 2003.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2003 were as follows:


   Contracts                    Notional                         Unrealized
  To Buy/(Sell)             Cost (Proceeds)  Expiration Date    Gain (Loss)
---------------            ----------------  ---------------   -------------
(6) U.S. Treasury
5 year Note                    $(672,256)        03/03            $(2,932)

(7) U.S. Treasury
10 year Note                    (792,288)        03/03             (6,696)

3 U.S Treasury
Note                             327,225         03/03              9,014
                                                                  -------
                                                                  $  (614)
                                                                  =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Options Written
During the period ended January 31, 2003, the Fund entered into options contracts in accordance with it investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended January 31, 2003 for the Fund were as follows:


                                                     Number of
                                                     Contracts        Premiums
Options outstanding at July 31, 2002                    --           $     --
Options written                                         30             23,834
Options terminated in closing
  purchase transaction                                 (30)           (23,834)
                                                       ---           --------
Options outstanding at January 31, 2003                 --           $     --
                                                       ===           ========

Notes                                             Delaware Strategic Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

9. Options Written (continued)
Written options contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Funds' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Funds' net assets.

10. Swap Agreements
During the period ended January 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At January 31, 2003, the Fund had the following total return swap agreements outstanding:

Notional          Expiration                                            Unrealized
Amount            Date                    Description                      Loss
-----------       ----------        ------------------------------      ----------
$175,000          7/01/03           Agreement with Goldman Sachs          $(467)
                                    to receive the notional amount
                                    multiplied by the return on the
                                    Lehman Brothers Commercial MBS
                                    Index AAA and to pay the notional
                                    amount multiplied by the 1 month
                                    BBA LIBOR adjusted by a spread of
                                    minus 0.40%.


Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or baskets of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, disposition of securities by the Fund may be inhibited.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware
Investments(sm)
-----------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Walter P. Babich
Board Chairman
Citadel Construction Corporation
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Managing Director
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

Affiliated Officers

Jude T. Driscoll
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richelle S. Maestro
Senior Vice President, Deputy General
Counsel and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Michael P. Bishof
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Web site
www.delawareinvestments.com

(7429)                                                        Printed in the USA
SA-125 [01/03] VGR 3/03                                                    J9024